Exhibit 99.1

RAE Systems Inc.

(AMEX: RAE) Morgan Keegan & Co. 2005 Homeland Security Conference

Don Morgan, VP & CFO

Hazardous Environment Detection Solutions

Safe Harbor Statement

This presentation (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning of the Private Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projects as well as the current beliefs and assumptions of our management. Words such as “outlook”, “believes”, “expects”, “appears”, “may”, “will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward looking statements. Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement. Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” in our reports files below and elsewhere in this prospectus, in any prospectus supplement, and in our other reports filed with the SEC. Many of such factors relate to events and circumstances that are beyond our control. You should not place undue reliance on forward-looking statements.

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Our Business

PRODUCTS SYSTEMS

Detect toxic gases & Provide integrated &

radiological agents actionable threat

information

Portable Rugged Battery operated

Wireless networks Remote monitoring / Web Integrated data (GPS, weather) Application-specific system SW

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Markets

Industrial / Environmental Safety & Hygiene

Confined Space

Hazardous Waste

Oil & Gas

Environmental Monitoring

Homeland Security

Military

First Responders

Public Venue Protection

Port / Border Security

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Customers

Enterprise

Government

Purchase Drivers

Regulatory

Health & Safety

Security

Economic

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RAE Systems Business Segments

Portables

Integrated Wireless Systems

Components & Accessories

Services

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Business Segment Mix—2004

Distribution

17%

Portables

48%

Integrated Wireless Systems

21%

Consumables

13%

Service

4%

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Global Operations

Headquarters in Silicon Valley, USA

Cost-efficient infrastructure in China

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Worldwide Presence

Beijing

Tokyo

Shanghai

Hong Kong

Singapore

Sunnyvale, CA

Denmark

Benelux

U.K. France Spain

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Geographic Mix—2004

Europe

10%

Americas

65%

Asia

25%

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Channels & Partnerships

Americas

Direct sales Distributors & reps

Europe

HQ in Denmark with pan-European direct sales staff

Subsidiaries in U.K & France

Direct presence in Middle East

Asia

Direct sales through KLH in China

HK sales office

Distributors elsewhere

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Products,

Technology & Applications

Hazardous Environment Detection Solutions

Hazard Detection Evolution

Past

Present

Future

Pervasive Sensing

(unmanned multiple sensors, wireless mesh network)

Area Monitoring

(manned multiple monitoring products, wireless point-to-point network)

Personal Monitoring

Measurement

(instrument data)

Alarm

(detect & warn)

Warn

Quantify &/or Identify

Interpret &/or Predict

Automate

Value-Add = Real-Time Decision Support

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Technology & Products

Technology

Pervasive Sensing

(unmanned multiple sensors, mesh network)

Area Monitoring

(manned multiple monitoring products, point-to-point network)

Personal Monitoring

Measurement

(instrument data)

Alarm

(detect & warn)

Technical Complexity

Sensor Technology

Product

Integrated Systems

Wireless

Mesh

Point-to-Point

RAEWatch

AreaRAE

MultiRAE MiniRAE 2000 ppbRAE

ToxiRAE BadgeRAE

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Sensor Technology

Speciation

Radiation

World leader in photo-ionization technology for detection of volatile organic compounds

(e.g. gasoline, benzene)

Infrared

Solid Polymer

Electro-chemical

Ion Mobility

Corona Discharge

Chemical Detection Tube

Combustible

Photo-Ionization Detection (PID)

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

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Intellectual Property

21 patents focused on chemical sensor technologies

9 years remaining on fundamental PID patents

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Applications

Government

Environmental Agency

First Responders, Military

Pervasive Sensing

(unmanned multiple sensors, mesh network)

Area Monitoring

(manned multiple monitoring products, point-to-point network)

Personal Monitoring

Measurement

(instrument data)

Alarm

(detect & warn)

Hazardous material remediation/clean-up

Perimeter Monitoring

(nuclear plant, hazardous waste dump)

Incident command, venue security

Perimeter Monitoring

(embassy, military base)

Supply Chain

Enterprise

Industrial safety & security

(factory, refinery, confined space, IAQ, HAZMAT)

Perimeter Monitoring

(airport, factory, casino, hotel)

“Smart Building” IAQ

& Security

Supply Chain

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Application Scenarios

Incident Command

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Application Scenarios

Public Venue Security

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Emerging Application Scenarios

Building Air Quality Monitoring

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Emerging Application Scenarios

Perimeter Monitoring

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Emerging Application Scenarios

Cargo Container Monitoring

Interior sensors monitor and communicate through the door lock sensor to the Network Access Point and onto the Satellite Communicator

Door lock sensor protects against intrusion and responds to RFID signals to transmit container log to RAE reader at portal on the dock

Sensor/RF Node

Door Lock and RFID

Network Access Point

Satellite Communicator

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Emerging Application Scenarios

Truck/Trailer Theft Prevention

Sensor/RF Node

Network Interrogator

Satellite Communicator

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Markets & Growth Opportunities

Hazardous Environment Detection Solutions

Market Opportunity

United States

Homeland Security Spending

$41.1 Billion

FY2006 budget request 7% Y/Y growth

U.S. Department of Homeland Security

United States

Chemical Sensor Market Size

$2.8 Billion

8.5% projected growth per year through 2008

Freedonia report:

Chemical Sensors to 2008: Liquid, Gas & Biosensors

China

Growth of Investment in Fixed Assets

(factories, equipment, property & infrastructure)

25.8%

in 2004

The Economist 27 Jan 2005

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Market Drivers

Developing countries

Growing industrial infrastructure

Increasing focus on human health & safety

Industrialized world

Terrorism & other safety concerns

Environmental & industrial regulations

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Competitive Environment

History: North American mining industry

COMPETITIVE

STRENGTHS

Technology leader in PID & emerging wireless systems

Strong brand

Broad product offering

Cost-efficient infrastructure in China

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Emerging Market Potential

Unit Pricing

$10,000

$0.10

$500

Personal Protection

Information Value

Real-time Decision Support

Area Protection

Pervasive Sensing

Number of Sensors

Thousand Millions

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Growth Strategy

Expand leadership position in emerging wireless sensor networks

Enhance & defend portable product line

Increase revenue in Europe & Asia

Aggressively pursue rapidly growing safety market in China

Selectively pursue strategic acquisitions & partnerships

Gain scale &/or address adjacent products & markets (accretive)

Acquire complementary technologies

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Financial Overview

Hazardous Environment Detection Solutions

Company History

KLH acquisition

Established operations in China $1.1M angel funding

Moved to AMEX

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

Company founded by Robert I. Chen (current CEO) & Peter Hsi (current CTO)

Sept. 11, 2001

Public via $32 M reverse merger secondary offering

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Sarbanes – Oxley 404 Certification

Revenue Recognition:

Clarified and re-emphasized our world-wide revenue recognition policies & procedures (Q1 05) Standard revenue recognition review put in place in U.S. (Q1 05) KLH revenue recognition & “ GAAP” review process put in place (Q4 04) Contracts review process for U. S. sales revised (Q1 05) Independent Auditor engaged to conduct study on revenue recognition (Q2 05)

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Sarbanes – Oxley 404 Certification

Organizational:

Reorganized and standardized the Sarbanes – Oxley 404 certification process worldwide (Q1 05) Transferred a U.S. trained accountant to KLH (Q1 05) Hired an experienced financial controller with U.S. experience in Shanghai to provide in-country financial supervision for KLH (Q4 04) Subcertification process in place for key accounting & operations management (Q4 04)

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Sarbanes – Oxley 404 Certification

Information Technology

Worldwide ERP solution selected and implementation initiated (Q2 05) Interim ERP system replaced manual systems in KLH (Q1 05)

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Income Statement Statement

First Quarter 2005

Preliminary & Un-audited

Q1 2005 Q1 2004

Preliminary Restated Reported

Revenue $12.2 M $7.8 M $8.2 M

COGS $5.0 M $2.9 M $3.0 M

Gross Profit $7.2 M $4.9 M $5.2 M

Sales & Mktg $3.4 M $2.1 M $2.1 M Expenses R&D $1.1 M $.9 M $0.9 M

G&A $2.5 M $1.7 M $1.7 M TOTAL $7.0 M $4.7 M $4.7 M

Operating $0.2 M $0.2 M $0.5 M

Income

EPS $0.00/share $0.00/share $0.00/share

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High-Leverage Business Model

Strong Balance Sheet

Gross Margin 50% - 60%

Cash &

$32.2 M

Investments

Pre-Tax

Operating Income Target 10% - 20%

Debt $1.9 M

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Summary

RAE Systems Investment Proposition

Growing worldwide markets

Broad customer base & rapidly emerging applications

Sustainable technical advantages

Proprietary sensor technology

System know-how & domain knowledge

Growing consumables & service revenue

High-margin “annuity” business

Strong brand & worldwide market presence Globally distributed infrastructure

Localized sales & support / cost-efficient manufacturing in China

Financial strength

Strong balance sheet High-leverage business model Access to capital

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